Exhibit 99.1

Aspen Insurance Holdings Limited November/December 2010 Investor Presentation Chris O'Kane Chief Executive Officer Richard Houghton Chief Financial Officer Draft 10

Safe Harbor Disclosure This slide presentation is for information purposes only. It should be read in conjunction with other documents filed by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995 This presentation contains written or oral "forward-looking statements" within the meaning of the U.S. federal laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "do not believe," "aim," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; evolving issues with respect to interpretation of coverage after major loss events; the effectiveness of our loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events such as the Deepwater Horizon incident in the Gulf of Mexico, the Chilean Earthquake, Hurricanes Ike and Gustav and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of acts of terrorism and related legislation and acts of war; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; a decline in our operating subsidiaries' ratings with S&P, A.M. Best Company, Inc. ("A.M. Best") or Moody's; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Insurance Limited becoming subject to income taxes in the United States or the United Kingdom; loss of key personnel; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 26, 2010. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment in the setting of reserves and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management's best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates and reserves, there can be no assurance that Aspen's ultimate losses will remain within the stated amounts.

Summary Who we are What we do The Aspen approach Business performance and market outlook Reserves and reserving philosophy Our investment proposition Appendix

Who We Are STRONG BALANCE SHEET WELL DIVERSIFIED PORTF OLIO MULTI-PLATFORM APPROACH $3.4bn of shareholders' equity, as at September 30, 2010 Ratings of A (S&P), A2 (Moody's) and A (AM Best) Diluted BVPS 15% CAGR over four years Focus on Specialty Lines ? Insureds tend to be more unusual or higher risk ? Typically requires high degree of individual risk underwriting expertise 57% Reinsurance, 43% Insurance*** 54% Property, 46% Casualty*** 3 main underwriting locations: London, Bermuda and US Branch offices in Paris, Zurich, Cologne, Singapore, Dublin and 3 main locations in the US Underwriting Led, Diversified Specialty Insurer and Reinsurer Underpinned by Strong Risk Management Culture Bermuda domiciled Specialty Insurer and Reinsurer Founded 2002; IPO - 2003; $2.2bn market cap - 2010* $2.1bn GWP in 2009; estimate $2.0bn +/- 5% GWP for 2010** * As at November 5, 2010 **Estimated as at October 28, 2010 *** GWP LTM to September 30, 2010

What We Do Insurance vs. Reinsurance* Property vs. Casualty* GWP by "Core" Platform Global Footprint 176 employees 4 offices, 3 countries 660+ employees 17 offices, 8 countries Balanced Business Lines, Diversified Production Sources and Increased Global Presence * By GWP **Last Twelve Months 42% 19% 2003 LTM** September 2010 43% 57% 46% 54% 63% 17% 20% Insurance Reinsurance Bermuda US UK Property Casualty

What We Do Our strategy has 6 key elements: Diversified underwriting platform (product, peril and geography) Measured expansion where Aspen has a competitive advantage consistent with market conditions = continuous investment in our franchise Execution framework underpinned by strong risk management infrastructure and culture Focus on spreading risk and lowering volatility Prudent stewardship of capital People - hiring and development of talent Creating Franchise Value

Risk appetite statement core component of our Risk Management framework What We Do Setting our Risk Return Profile Integrated Risk Management Underpinning Everything We Do Risk preferences Return objective Volatility constraint Capital constraint Risks inside and outside of core mission and strategy Sets the levels of return on capital we seek to achieve, subject to risk constraints Limit on earnings volatility Minimum level of risk adjusted capital

What We Do Setting our Return Objective Aim to generate 10 year average ROEs which exceed the 3 year risk free rate by an average of at least 8% with a target of 10.5% Motivated By Shareholder Return and Valuation Aspirations, But Subject to Constraints to Limit Downside Risk Key Features Spread over the risk free rate rather than an absolute value of ROE Time weighted averaging over 10 years rather than the more usual 'over the cycle' ? Reported ROE with an average of 8.5% over the risk free rate since inception* Aim not to fall below 8% Believe that if we perform at higher target level of 10.5%, then more likely to achieve our valuation objective Volatility constraint to limit the chance of an ROE which is 5 percentage points worse than plan to a probability less than 25% * 7 years excluding part year 2002

What We Do The Specialty Approach Underwriting Risk Profiles by Segment (2010e) 'Specialty' Approach Results in Lower Earnings Volatility Insurance Lower average return, less tail risk, more 'normally' distributed Reinsurance Higher average return, significant tail, 'skewed' distributed Combined Insurance and Reinsurance -1190 -1090 -990 -890 -790 -690 -590 -490 -390 -290 -190 -90 10 110 210 310 410 510 610 0 UW Loss ($M) Insurance Reinsurance Diversification Total StDev 102 185 13.9% 146 1 in 250 382 663 19.6% 840 1 in 100 297 575 17.8% 717 1 in 10 98 125 23.8% 170 Combined book (insurance and reinsurance) benefits from diversification between the two risk profiles

Median 13% ROE Mean 11.5% ROE Probability of under-performing mean by 5% or more = 24% 1-in-100 -27% ROE 1-in-250 -36% ROE Probability of negative income 11% Return Profile Consistent with Risk Appetite Disclaimer: The above graph is based on the 2010 plan without adjustment for 2010 actual performance. The risk profile is the result of numerous assumptions within our Economic Capital Model. Results may vary significantly from those shown. (*) Return periods shown relate to total annual net income What We Do Risk Profile - As At January 1, 2010 * -1,500 -1,300 -1,100 -900 -700 -500 -300 -100 -100 -300 -500 -700 -900 -1,100

What We Do
Reinsurance: Overview and Strategy

Aspen Approach

- 12 underwriting units in 4 divisions
- Established market leader
- Presence in major market hubs allowing close proximity to customers
- Deep expertise and understanding of client needs and risks
- Focus on smaller, specialized companies and risks to maintain portfolio diversity
- Focus on clients where reinsurance and reinsurance relationships are a vital part of their business need

GWP LTM* to September 30, 2010: $1,179m



22%
25%
29%
24%
Property Catastrophe Reinsurance
Property Other Reinsurance
Casualty Reinsurance
Specialty Reinsurance

Property Catastrophe Reinsurance
- Treaty Catastrophe

Property Other
- Treaty Risk Excess
- Treaty Pro Rata
- Global Property Facultative
- Risk Solutions

Casualty Reinsurance
- US Casualty Treaty
- International Casualty Treaty
- Global Casualty Facultative

Specialty Reinsurance
- Credit & Surety Reinsurance
- Agriculture
- Specialty Reinsurance
- Structured

*Last Twelve Months

AHL: NYSE
11

Marine, Energy and Transportation Financial and Professional Lines Property Insurance Casualty Insurance MEC Liability Energy Property Marine Hull Specie Aviation Financial Institutions Professional Liability (including Management and Technology Liability) Financial & Political Risks UK Commercial Property & Construction US Property (E&S) What We Do Insurance: Overview and Strategy 13 underwriting units in 4 divisions Specialist 'E&S' type approach to underwriting within Insurance operations Bias towards complex risks Diverse portfolio of disparate insurance risks Divisional focus compliments in-house underwriting expertise Aspen Approach UK Commercial Liability Excess Casualty US Casualty (E&S) *Last Twelve Months *

The Aspen Approach Managing Growth Regular Evaluation of Opportunities Consistent with Market Conditions in Accordance with Strict Criteria Hiring of individual underwriters Establishment of new underwriting units 'Bolt on' acquisitions Transformational M&A Growth Continuum ? ? ? ? Strategic fit Financially attractive Manageable execution risk Consistent with our risk management appetite Key Evaluation Criteria ? ? ? ?

'06 '07 '08 '09 '10 The Aspen Approach Investing in our Franchise '03 '04 '05 Specialty RI (Aviation & Marine) US Casualty Re US E&S lines Aviation Insurance Marine Insurance Energy Insurance International Property Facultative Reinsurance Non-US Professional Liability Insurance Excess Casualty Transportation related Liability Insurance Financial & Political Risk Insurance Financial Institutions Insurance Management Technology and Liability Insurance Specie Insurance International Casualty Faculative Reinsurance Credit & Surety Reinsurance Non-US Agriculture Reinsurance US Professional Liability Insurance US Directors & Officers Insurance US Excess Casualty Insurance Bermuda London US Paris Zurich Dublin Lloyd's Singapore Miami Cologne Products Platforms US based reinsurance lines - Property (including Fac) - Casualty (including Fac) Development of GWP 0 500 1000 1500 2000 2002 2003 2004 2005 2006 2007 2008 2009 Year GWP $m 2009 Lines 2008 Lines 2007 Lines 2006 Lines 2005 Lines 2004 Lines 2003 Lines Original Lines Incremental Expansion into Adjacent Business Lines Consistent with Diversification Strategy and Market Conditions

The Aspen Approach 2010 and Beyond Insurance Build out US Insurance platform ? Addition of Admitted Market capability Round out 'London Market' portfolio ? Addition of selected lines ? Development of UK regional platform ? Establishment of foothold in Swiss insurance market Build out of non-US operations ? Establishment of Miami office targeting Latin America ? Continued selective build out for Continental Europe and Asian operations 'Watching brief' on Middle East Reinsurance Business Key Elements Measured Growth in Exposures We Know and Understand Subject to Market Conditions

The Aspen Approach Shareholder Value Creation: Pulling the Financial Levers Efficient Management of Financial Levers Key to Value Creation Shareholder Value Creation 2007- 2010 0.5%

The Aspen Approach Managing the Cycle * Since inception June 2002 ** Estimated GWP for 2010 (full year) *** Renewal Rate Variation Report (RRV) monitors the change in rate for the risk from one year to the next Proactive Management of Cycle US Casualty Re 4.9 107.5 222.3 261.0 237.3 219.7 181.2 163.1 140.1 0 50 100 150 200 250 2001 2002* 2003 2004 2005 2006 2007 2008 2009 2010e** RRV index 2001=100 0 50 100 150 200 250 300 GWP $m GWP $m (RH scale) RRV index (LH scale)

18 The Aspen Approach Investment Philosophy and Current Appetite Likes High quality credit Active management of 'problem' issues Simplicity Input from multiple money managers Quality of investment decisions shown in total returns Dislikes High volatility Concentrated 'big bets' Illiquid investments Exclusive focus on income statement Impairment charges Current approach Maintain fixed income credit quality at AA- or better Maintain duration between 2.5 years and 3.5 years driven by outlook for interest rates and the yield curve Maintain current sector allocations and do not "chase yield" in the current low rate environment. Prepare the portfolio for a rising yield environment. At this point of the credit and interest rate cycles, preserve book value rather than trying to squeeze more income from low yielding, long duration securities or higher risk, below investment grade securities. Focus on Long Term Holdings of Liquid High Quality Credit Instruments ? X

The Aspen Approach Prudent Investment Management Growth and Stability in Aspen's Book Yield Since 2003 Proactive Management of Investment Portfolio to Build Long Term Value Through all Market Cycles; $362mm in Unrealized Investment Gains at Q3 2010 Consistent investment approach to deliver stable investment income focused on Credit quality & liquidity Interest rate tactics Yield curve management

20 The Aspen Approach Delivering Strong Investment Returns 3 Year Total Return vs. Peers* Fixed Income Portfolio Credit Ratings Outperformance vs. Peers; Aspen Rated #5 out of 15 * Total investment return at September 30, 2010 ** Includes cash and short term securities in managed fixed income portfolios *** Below Investment Grade Peers include ACE, ACGL, ALTE, AWH, AXS, ENH, MRH, PRE, PTP, RE, RNR, TRH, VR, XL $7.2bn** as at September 30, 2010 20% 66% 3% 9% 1% AAA AA A BBB BIG***

The Aspen Approach Pro-active Management of Capital Shareholder Equity Development 2003 - Q3 2010** Premium income Rises Continued Commitment to Capital Management; Returned $1.1bn* from 2003 to Date** and $408m Announced / Returned YTD in 2010 * Includes preference dividends and $200m share repurchases entered into in Q1 2010 and November 2010 ** End of Q3 2010 adjusted for $200m share repurchase announced in November 2010

Business Performance and Market Outlook Q3 2010* Information reflecting Aspen's portfolios * As at September 30, 2010. Key located on page 49

Reserves and Reserving Philosophy Summary As of Q3 2010, loss reserves stand at $3.7bn, with $2.3bn of IBNR Aspen reserving philosophy is to maintain a consistent level of reserving strength above a mean best estimate As of Q3 2010, held reserves are set 8.6% ($0.3bn) above the mean best estimate Level of margin is consistent with that as at year end 2008 and 2009 Level of margin provides a high degree of confidence that the reserves will ultimately prove sufficient; as of Q3 2010, held reserves are estimated to be at the 86th percentile Historical reserve releases support the appropriateness of our philosophy Robust reserving process and strong reserving governance Note: Refer to our 2009 annual report on Form 10-K for a discussion of assumptions and uncertainties relating to the Company's reserves

Reinsurance Reserves* Account for 63% of Total Reserves ($3.7bn) Reflecting History and Business Mix Reserves and Reserving Philosophy Gross Reserves: Insurance and Reinsurance * As at September 30, 2010

Reserves and Reserving Philosophy Loss Reserving Philosophy Maintained a consistent approach to setting reserves over time Philosophy is to reserve each individual line of business with reference to ? Actuarial mean best estimate ? 75th percentile, which is a more prudent estimate Reserve selections for each line of business tend towards the more prudent, 75th percentile Across all lines, the likelihood of sufficiency is higher due to diversification ? As at Q3 2010, the held reserve is at 86th percentile ? Remained relatively stable over time (Year-end 2009 - 86th Percentile) As uncertainty reduces in more mature accident years, it is more likely than not that we will see reserve releases on a quarterly basis Consistency we seek to maintain in the adequacy of our loss reserves can result in adverse development in a quarter which experiences unusual levels of claims activity as opposed to allowing weakening in the adequacy of our loss reserves Consistent Reserving Philosophy Note: Refer to our 2009 annual report on Form 10-K for a discussion of assumptions and uncertainties relating to the Company's reserves

Reserves and Reserving Philosophy Consistent Levels of Reserve Adequacy Absolute Level of Reserve Margin Has Increased; Margin as % of the Mean Best Estimate Remains in Line With 2008 Note: Refer to our 2009 annual report on Form 10-K for a discussion of assumptions and uncertainties relating to the Company's reserves

Reserves and Reserving Philosophy Confidence in Reserves Held Reserves Estimated at the 86th Percentile of Modeled Outcomes i.e. an 86% Probability of Being Sufficient Note: Refer to our 2009 annual report on Form 10-K for a discussion of assumptions and uncertainties relating to the Company's reserves Source: Aspen Company Data As At December 31, 2009 Mean Best $ million Accounted Percentile % 10th 25th Estimate 75th 90th Property Reinsurance 390.6 68% 289.4 328.2 366.7 404.3 450.9 Casualty Reinsurance 1,518.9 75% 1,127.1 1,238.5 1,383.4 1,514.9 1,655.3 International Insurance 1,220.1 71% 954.1 1,033.4 1,143.9 1,243.2 1,358.9 US Insurance 201.5 67% 150.2 167.2 189.4 209.5 230.9 Diversification 295.8 162.6 (147.8) (300.5) Group Total Post - Diversification 3,331.1 86% 2,816.6 2,929.9 3,083.4 3,224.1 3,395.5 As at September 30, 2010 Mean Best $ million Accounted Percentile % 10th 25th Estimate 75th 90th Reinsurance (total pre diversification) 2,307.9 74% 1,659.3 1,844.7 2,089.7 2,308.9 2,560.8 Insurance (total pre diversification) 1,364.3 67% 1,042.4 1,138.7 1,288.8 1,408.0 1,566.0 Diversification 360.3 211.4 (175.7) (390.1) Group Total Post - Diversification 3,672.2 86% 3,062.0 3,194.8 3,378.5 3,541.2 3,736.7

Reserves and Reserving Philosophy Historical Reserve Releases Favorable reserve development since 2006 To date, 2010 has seen less favorable development than previous years As shown in previous slides, this is not as a result of a weakened reserving basis or reduced reserving margins Note: Refer to our 2009 annual report on Form 10-K for a discussion of assumptions and uncertainties relating to the Company's reserves 0 20 40 60 80 100 120 2006 2007 2008 2009 2010 YTD $m

Reserves and Reserving Philosophy Loss Reserving Process Multiple 'sets of eyes' reviewing reserves ? Internal actuarial team: perform a detailed quarterly review by line of business and by accident year ? The Reserve Committee: select the level of reserves to recommend based on the actuarial teams review; Chaired by the Group CRO ? External auditors: review the selections for reasonableness as part of their audit process ? Audit Committee of the Board: approve the reserves ? External actuarial consultants: perform a separate annual independent review and engage quarterly in the Reserve Committee discussions Robust Loss Reserving Process

Our Investment Proposition Growth in Book Value Per Share and ROE (*) Note: See Aspen's quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share and reconciliation of average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm Diluted Book Value per Share up 15% since September 30, 2009 Diluted Book Value per Share up 15% since September 30, 2009

Our Investment Proposition The Embedded Value in Our Franchise 'Right' business model Niche focused Expert based Appropriately diversified (Insurance/Reinsurance, Property/Casualty, Geography) 'Right' Tools Significant investment in integrated risk management, actuarial and other quantitative techniques to enhance our business 'Right' People Motivation Experience Appetite to succeed Alignment with shareholders (i.e., the right compensation structures) 'Right' size and speed of response Sufficient scale to withstand 'shock' losses and compete effectively in all phases of the cycle Ability to respond rapidly to changes in market conditions Aspen Well Positioned for Future Success Underwriting Excellence Operational Effectiveness Talent Management Agility

Appendix

2010 Guidance 2010 Guidance Appendix

Aspen's Modelled Worldwide Natural Catastrophe Exposures Major Peril Zones Source: Aspen analysis using RMS v9.0 occurrence exceedance probability as at October 1, 2010 and Shareholders' Equity of $3,440.7 million. 1 in 100 Year Tolerance: 17.5% of Total Shareholders' Equity 1 in 250 Year Tolerance: 25% of Total Shareholders' Equity Shareholders' Equity Shareholders' Equity Shareholders' Equity Shareholders' Equity Appendix

Financial Highlights: Q3 2010 (US$ in millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.bm diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.bm diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.bm Appendix

Financial Highlights: YTD 2010 (US$ in millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.bm Appendix Nine Months Ended September 30 2010 2009 Change Gross Written Premiums 1,664.0 1,661.4 0.2% Net Written Premiums 1,495.9 1,453.4 2.9% Net Earned Premiums 1,399.2 1,346.8 3.9% Underwriting Income 39.9 215.1 (81.5%) Net Investment Income 175.0 190.3 (8.0%) Net Income after Tax 220.0 347.6 (36.7%) Financial Ratios Loss Ratio 67.3% 53.5% _ Expense Ratio 29.9% 30.5% _ Combined Ratio 97.2% 84.0% _ Annualized Operating ROE* 8.4% 17.7% _ Operating EPS* 2.03 3.72 (45.4%) Diluted Book Value per Share* 38.22 33.16 15.3%

Financial Highlights: Group Summary Q3 2010 Appendix

Financial Highlights: Group Summary YTD 2010 Financial Highlights: Group Summary YTD 2010 Appendix

Financial Highlights: Group Summary Q3 2010 Q3 2009 Q3 2010 Appendix

Financial Highlights: Group Summary YTD 2010 YTD 2009 YTD 2010 Appendix

Key Performance Metrics: Q3 2010 and YTD 2010 * * Appendix

Results by Business Segment: Q3 2010 (*) Underwriting income is calculated as underwriting revenues, less underwriting expenses. n Q3 2009 n Q3 2010 n Q3 2009 n Q3 2010 Appendix

Results by Business Segment: YTD 2010 (*) Underwriting income is calculated as underwriting revenues, less underwriting expenses. n YTD 2009 n YTD 2010 n YTD 2009 n YTD 2010 Appendix

Key Performance Metrics: Q3 2010 * * Appendix

Key Performance Metrics: YTD 2010 * * Appendix

Financial Highlights Total Investment Return - Q3 2010 Annualized Investment Return for the Quarter of 8.5% Annualized Investment Return for the Quarter of 8.5% (0) Appendix

Financial Highlights Total Investment Return - YTD 2010 Annualized Investment Return for the Year to Date of 7.6% Annualized Investment Return for the Year to Date of 7.6% (0) Appendix

Fixed Income Portfolio by Asset Type (US$ in millions) ASSETS: INVESTMENT PORTFOLIO SEPTEMBER 30, 2010 TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE 7,205.6 Short-term Securities 299.5 837.3 81.3 1,915.4 Cash and Cash Equivalents 914.3 344.6 1,102.0 135.7 Other Investments (Iris Re) 28.7 603.5 471.4 - CMBS 150.5 243.9 - RMBS 40.4 37.1 Q3 2010 1,242.5 1,785.4 1,374.2 2,803.5 Q2 2010 1,069.8 1,636.0 1,430.0 2,687.6 Agency Rated Mortgage- backed securities (GNMA, FNMA, FHLB) U.S. Government Cash, Short-Term Securities and FOHF Government/Agency Structured Securities Unsecured Credit Municipal bonds Bonds backed by foreign government Foreign governments Non-Agency Rated Mortgage- backed securities Asset-backed securities FDIC Guaranteed Corporate bonds Foreign corporate bonds Corporate bonds Agency Debentures Appendix

Business Performance and Market Outlook: Key Key Performance Absolute Pricing Relative Price Movement Terms and Conditions Volume change Outlook Key 1 2 3 4 5 6 Excellent Excellent Significantly Up Excellent Significantly Up Excellent Good Good Up Good Up Good Satisfactory Satisfactory Flat Satisfactory Flat Satisfactory Of Concern Of Concern Down Of Concern Down Of Concern Unsatisfactory Unsatisfactory Significantly Down Unsatisfactory Significantly Down Unsatisfactory Appendix